Exhibit 99.1

Thryv, Inc. to expand international footprint with intent to acquire Australia’s Sensis Holdings
Provides access to 2.3 million small businesses
Sensis is Australia’s leading small business digital solution provider

DALLAS, January 6, 2021 Thryv Holdings, Inc. (NASDAQ:THRY), the provider of Thryv® software, the end-to-end client experience platform for small businesses, today announced it is in discussions to acquire Sensis Holding Limited, Australia’s leading provider of marketing solutions serving small to medium-sized businesses (SMBs).

“Sensis represents an extraordinary international expansion opportunity,” said Thryv CEO and President Joe Walsh. “Sensis is a highly respected national player that has long helped Australia’s small businesses to market themselves successfully.”

The acquisition will allow Australia’s entrepreneurs to run their businesses smarter by using Thryv.  Australia is experiencing a digital revolution and SMBs are embracing tools to adapt to a rapidly changing landscape. Australia boasts 2.3 million SMBs, which Thryv will target with its small business software. The acquisition will also bring more than 100,000 existing Sensis clients under the Thryv Inc. banner, many of which are ideal candidates for the Thryv SaaS platform.

“Our success in the U.S. in helping small businesses optimize their operations, coupled with an Australian market that is digitizing, gives us confidence that expanding internationally is a natural step in our long-term growth strategy,” Walsh said. “As we work with ‘unclouded’ businesses, those who have yet to adopt cloud-based software, we know we can create great value for small businesses. The pandemic has hampered small businesses, which are vital to the global economy and local communities, particularly in Australia where many small businesses are just beginning to invest in technology.

“This is a tremendous opportunity to deploy our Thryv SaaS platform and ensure businesses are staying connected with their end customers. Sensis is a world class company with a seasoned and savvy management team led by CEO John Allan, and we are confident that this team, as our partners, will deliver tremendous value to Australia’s SMBs. We believe purchasing companies such as Sensis represents an efficient way for us to scale rapidly and will result in enhanced value for our stakeholders.”

Other SaaS companies are not experienced in maximizing cash flow and profitability of a business like Sensis, but Thryv is uniquely qualified in this arena because of its prior experience in delivering accretive acquisitions, and moving clients to Thryv’s SaaS platform will further maximize the value of the Australian assets. The Thryv team has demonstrated how to manage an existing business while reducing debt, methodically delivering SaaS solutions, and converting customers. This provides an attractive Customer Acquisition Cost for our software offering.

Sensis CEO John Allan said the potential acquisition benefits both companies from a financial, customer and organizational alignment perspective.

“Businesses in Australia know they have to build a better and more integrated presence, including contactless transactions,” said Allan. “There is strong community support to see small businesses succeed and we believe Thryv’s software will be a critical component for local businesses across Australia.

“The scale, knowledge and proven offerings Thryv software brings will enable us to set ourselves apart in servicing the Australian SMB market. A greater take-up of technology is good for the Australian economy as a whole.”

Joe Walsh added, “Partnering with John and his team as Thryv expands into Australia ensures local market knowledge and the world class execution for which his team is known.”

 The company’s previously issued outlook for fiscal year 2020 remains unchanged.

Other Information

The Company furnished today on Form 8-K other information that is being provided to potential debt financing sources regarding the potential transaction.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement or other binding commitment, that any proposed transaction will be consummated, or as to the terms of any such proposed transaction, which may differ from the terms disclosed herein. Any transaction would be subject to the approval of the two companies’ boards, regulatory and other approvals as well as other customary conditions.

Non-GAAP Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains non-GAAP financial measures including Adjusted EBITDA. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provides an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

Forward Looking Information

Some statements included in this release constitute forward-looking statements. Statements that include the words “may”, “will”, “could”, “should”, “would”, “believe”, “anticipate”, “forecast”, “estimate”, “expect”, “preliminary”, “intend”, “plan”, “project”, “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. Statements regarding the potential acquisition are forward-looking statements. You should not relyon forward-looking statements, as they are not guarantees of future performance. Forward-looking statements provide current expectations with respect to our financial performance and future events with respect to our business and industry in general. Forward-looking statements are based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following: risks that no agreement will be reached regarding the potential acquisition, that we will not be able to raise financing for the transaction or that if a transaction is reached the conditions will not be satisfied; risks related to the COVID-19 pandemic, the Company’s ability to maintain adequate liquidity to fund operations; the Company’s future operating and financial performance; limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our credit facilities; our ability to retain existing business and obtain and retain new business; general economic or business conditions affecting the markets we serve; declining use of print yellow page directories by consumers; our ability to collect trade receivables from clients to whom we extend credit; credit risk associated with our reliance on small and medium sized businesses as clients; our ability to attract and retain key managers; increased competition in our markets; our ability to obtain future financing due to changes in the lending markets or our financial position; our ability to maintain agreements with major Internet search and local media companies; reduced advertising spending and increased contract cancellations by our clients, which causes reduced revenue; and our ability to anticipate or respond effectively to changes in technology and consumer preferences. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by such cautionary statements.

If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. These forward-looking statements speak only as of the date hereof and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.For additional information regarding known material factors that could cause our results to differ from its projected results, please see our filings with the SEC, including our Quarterly Report on Form 10-Q. Copies of filings made with the SEC are available at www.sec.gov.

About Sensis
Sensis, whilst being well known for its White Pages and Yellow Pages, has been transitioning to digital platforms and marketing under the leadership of CEO John Allan for the past 6 years. Whilst Sensis still publishes print directories, which are particularly strong in regional markets, it’s the move into digital platforms and marketing services that are the growth engine of the Company. Connect, which helps enterprise, mid-market and SMBs manage their content across over 30 digital publishers was introduced two years ago is now the leading SaaS platform for over 10,000 Australian businesses. Sensis also boasts a significant digital marketing services capability and in 2019 was Microsoft Advertising Asia Pacific Channel Partner of the Year and winner of the Growing Businesses Online category at the Google Premier Partner Awards and was Microsoft Advertising Global Partner of the Year for 2020. Find out more at sensis.com.au.

About Thryv Holdings, Inc.
The company owns the easy-to-use Thryv® end-to-end customer experience software built for small business that helps over 40,000 SaaS clients with the daily demands of running a business. With Thryv, they can get the job, manage the job and get credit. Thryv’s award-winning platform provides modernized business functions, allowing small-to-medium-sized businesses (SMB) to reach more customers, stay organized, get paid faster and generate reviews. These include building a digital customer database, automated marketing through email and text, updating business listings across the internet, scheduling online appointments, sending notifications and reminders, managing ratings and reviews, generating estimates and invoices and processing payments.

Thryv supports franchise operators and multi-location business owners with Hub by Thryv™, a software console that enables businesses managers to oversee their operations using the Thryv software.

Thryv also connects local businesses to consumer services through our search, display and social media management products, our print directories featuring The Real Yellow Pages® tagline, and our local search portals, which operate under the DexKnows.com®, Superpages.com® and Yellowpages.com URLs and reach some 35 million monthly visitors. For more information about the company, visit thryv.com.

Thryv delivers business services to more than 300,000 SMBs across America that enable them to compete and win in today’s economy.

Learn more about Thryv on LinkedIn and Medium.

Media Contact:

Chris Fogarty
FMC
+61 (0) 420 928 824
Chris@fmcchange.com

Paige Blankenship
Thryv, Inc.
972.453.3012
paige.blankenship@thryv.com

Investor Contact:

Cameron Lessard
Thryv, Inc.
214.773.7022
cameron.lessard@thryv.com

KJ Christopher
Thryv, Inc.
972.453.7068
KJ.Christopher@thryv.com

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